CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 10.18

DEVELOPMENT AND OPTION AGREEMENT

THIS DEVELOPMENT AND OPTION AGREEMENT (the “Agreement”) is made effective as of July 3, 2014 (the “Effective Date”), by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Surface Oncology, Inc., a Delaware corporation having an address at 25 First Street, Suite 303, Cambridge, MA 02141 (“Surface”).

BACKGROUND

WHEREAS, Adimab is a leader in yeast-based, fully human antibody discovery and optimization using its proprietary core technology platform;

WHEREAS, Surface wishes to discover and optimize certain proprietary antibodies as potential therapeutic product candidates directed against disease-related biological targets to be identified by Surface;

WHEREAS, the Parties wish to collaborate to have Adimab discover and optimize such antibodies;

WHEREAS, Surface wishes to have a research license to determine the activity of such antibodies and to evaluate such antibodies, as well as an option to a license for commercial rights to certain of the antibodies to each such target for development and commercialization as a pharmaceutical product, all as more particularly set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Surface hereby agree as follows:

ARTICLE 1

DEFINITIONS.

The following initially capitalized terms have the following meanings (and derivative forms of them shall be interpreted accordingly):

1.1 “AAA” has the meaning set forth in Section 10.2(c)(i).

1.2 “Adimab” has the meaning set forth in the recitals.

1.3 “Adimab Indemnitees” has the meaning set forth in Section 8.2.

1.4 “Adimab Materials” means any tangible biological or chemical materials (including all [***] and other [***] in the form of tangible biological or chemical materials) provided by Adimab to Surface under the Research Program, [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.5 “Adimab Platform Patents” means all Patents [***] the [***] that [***]

1.6 “Adimab Platform Technology” means (a) the discovery and optimization of antibodies via methods that include the use of synthetic DNA antibody libraries and engineered strains of yeast, (b) all methods, materials and other Know-How used in the foregoing and (c) platforms embodying, components, component steps and other portions of any of the foregoing in (a) or (b ). For clarity, Adimab Platform Technology includes technology used in the discovery, and optimization of any Program Antibody, in each case not based on the specific composition of such Program Antibody (or product containing a Program Antibody), but based instead on the manner in which such Program Antibody was discovered or optimized under a Research Program.

1.7 “Adimab Platform Technology Improvement” means all Program Inventions that [***] Adimab Platform Technology, including any and all improvements, enhancements, modifications, substitutions, alternatives or alterations to Adimab Platform Technology.

1.8 “Adimab Program Inventions” means all Program Inventions made solely by employees of, or others obligated to assign Program Inventions to, Adimab (or any of its Affiliates).

1.9 “Affiliate” means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a Party. For this purpose, “control” means the ownership of fifty percent (50%) or more of the voting securities entitled to elect the directors or management of the entity, or the actual power to elect or direct the management of the entity. Moreover, notwithstanding anything in this Agreement to the contrary, any venture capital fund, private equity fund or other investor who is not primarily an operating biopharmaceutical, pharmaceutical, diagnostics, or medical device research and development and/or marketing company (a “Non-affiliate Investor”) shall not be considered an Affiliate of a Party, and any person or entity that directly or indirectly controls or is controlled by a Non-affiliate Investor (except for any entity directly or indirectly controlled by a Party, controlling a Party, or under common control with a Party, in each case other than through Non-affiliate Investor(s)) shall not be considered an Affiliate of a Party solely by reason of being controlled by the same Non-affiliate Investors.

1.10 “Agreement” has the meaning set forth in the recitals.

1.11 “Bankruptcy Code” has the meaning set forth in Section 9.7.

1.12 “Binding Sequence Information” has the meaning set forth in Section 1.55.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.13 “Change of Control” means any transaction or series of transactions in which Surface (a) sells, conveys or otherwise disposes of all or substantially all of its property or business to a single entity or set of Affiliated entities; or (b) (i) merges with, consolidates with, acquires or is acquired by any other entity; or (ii) effects any other transaction or series of related transactions; in the case of each of clause (i) and clause (ii), such that the members, stockholders or shareholders of Surface immediately prior thereto, in the aggregate, no longer own, directly or indirectly, at least fifty percent (50%) of the outstanding voting securities or capital stock (including membership interests) of the surviving entity following the closing of such merger, consolidation, other transaction or series of related transactions, other than a capital-raising transaction with a Non-Affiliate Investor.

1.14 “Combination Product” means a product containing a Licensed Antibody as well as one or more other active therapeutic ingredient. Notwithstanding the foregoing, [***]

1.15 “Commercial Option” has the meaning set forth in Section 3.3(a).

1.16 “Commercial Option Fee” has the meaning set forth in Section 4.3.

1.17 “Commercially Reasonable Efforts” means the level of efforts required to carry out a task in a diligent and sustained manner without undue interruption, pause or delay; which level is at least commensurate with the level of efforts that a similarly situated biopharmaceutical company would devote to a product of similar potential and having similar commercial and scientific advantages and disadvantages resulting from the company’s own research efforts (i.e., explicitly ignoring the royalty, milestone and other payments due Adimab under this Agreement), taking into account safety and efficacy; the competitiveness of alternative products; the proprietary position of the product; pricing and reimbursement; and all other relevant commercial factors.

1.18 “Confidential Information” has the meaning set forth in Section 6.l(a).

1.19 “Control” means, with respect to any Know-How or Patent [***] (other than pursuant to this Agreement), of the [***] as provided for in this Agreement without violating the terms of any written agreement with any Third Party.

1.20 “Controlled Contractor” has the meaning set forth in Section 2.1 (b).

1.21 “Cover” means, with respect to a particular item and a particular Patent, that such Patent [***]

1.22 “Discovery Term” means the term beginning on the Effective Date and ending [***] after the Effective Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.23 “Dispute” has the meaning set forth in Section 10.2(a).

1.24 “Effective Date” has the meaning set forth in the recitals.

1.25 “Evaluation Term” means, with respect to each Target, the time period beginning at the end of the Research Term for such Target and ending [***] thereafter, unless otherwise extended by mutual agreement of the Parties.

1.26 “Field” means diagnostic, therapeutic or prophylactic uses in human or other animal disease.

1.27 “First Commercial Sale” means, with respect to a Licensed Product in any country, the first sale, transfer or disposition for value or for end use or consumption of such Licensed Product in such country after Marketing Approval for such Licensed Product has been received in such country, but excluding any distribution or other sale solely for so-called treatment investigational new drug sales, named patient sales, compassionate or emergency use sales and pre-license sales.

1.28 “Force Majeure” means conditions beyond a Party’s reasonable control or ability to plan for, including acts of God, war, terrorism, civil commotion, labor strike or lock-out; epidemic; failure or default of public utilities or common carriers; and destruction of facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing under this Agreement shall not be excused by reason of a Force Majeure affecting the payor.

1.29 “FTE” means the equivalent of a full-time employee’s working days over a twelve (12) month period (taking account of normal vacations, sick days and holidays not being considered working days), which equates to a total of [***] hours per twelve (12) month period of work performed by a fully qualified Adimab employee or consultant in a Research Program. To provide an FTE over a given time period that is less than a year means to provide the proportionate share (corresponding to the proportion that such time period bears to a full year) during such time period of a full year’s FTE. In no event shall the work over the course of a year of one individual person account for more than one (1) FTE year.

1.30 “FTE Rate” means [***] per FTE.

1.31 “Indemnify” has the meaning set forth in Section 8 .1.

1.32 “Interest Payment” has the meaning set forth in Section 4.5.

1.33 “Joint Inventions” means any and all Program Inventions made jointly by employees of, or others obligated to assign Program Inventions to, each of Adimab (or any of its Affiliates) and Surface (or any of its Affiliates).

1.34 “Joint Serendipitous Inventions” means all Joint Inventions other than those Covered by Program Antibody Patents or constituting Adimab Platform Technology Improvements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.35 “Know-How” means all technical information and know-how, including (i) inventions, discoveries, trade secrets, data, specifications, instructions, processes, formulae, materials (including cell lines, DNA, vectors, plasmids, nucleic acids and the like), methods, protocols, expertise and any other technology, including the applicability of any of the foregoing to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, and (ii) all data, instructions, processes, formula, strategies, and expertise, whether biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, analytical, or otherwise and whether related to safety, quality control, manufacturing or other disciplines.

1.36 “Licensed Antibodies” means those Program Antibodies that are selected by Surface pursuant to Section 3.3(a), and any Program-Benefited Antibody generated from such Program Antibodies.

1.37 “Licensed Research Antibodies” means those Program Antibodies that are selected by Surface pursuant to Section 3 .2(a), and any Program-Benefited Antibody generated from such Program Antibodies.

1.38 “Licensed Product” means a Product that [***] Licensed Antibodies, and includes Combination Products containing any one or more Licensed Antibodies. [***]

1.39 “Licensed Program Antibody Patents” means those Program Antibody Patents that Cover any Licensed Antibodies or Licensed Research Antibodies.

1.40 “Losses” has the meaning set forth in Section 8.1.

1.41 “Major Markets” means each of the [***]

1.42 “Marketing Approval” each means approval to market a Licensed Product legally as a drug or biologic, including approval of a Biologic License Application (as defined in the U.S. Federal Food, Drug and Cosmetics Act and the regulations promulgated thereunder (21 C.F.R. §§ 600-680) in the United States, or approval of a comparable filing in the United States or any other jurisdiction. [***]

1.43 “Milestone Event” has the meaning set forth in Section 4.4.

1.44 “Milestone Payment” has the meaning set forth in Section 4.4.

1.45 “Naive Antibody Library” has the meaning set forth in Section 2.6(a).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.46 “Net Sales” means [***]

If any Licensed Antibody is sold as part of a Combination Product, the Net Sales for such Licensed Antibody shall be determined by [***]

1.47 “Non-Affiliate Investor” has the meaning set forth in Section 1.9.

1.48 “Optimization Antibody Library” has the meaning set forth in Section 2.6(a).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.49 “Party” means Adimab or Surface.

1.50 “Patent” means any patent application or patent anywhere in the world, including all of the following categories of patents and patent applications, and their foreign equivalents: provisional, utility, divisional, continuation, continuation-in-part, and substitution applications; and utility, re-issue, re-examination, renewal and extended patents, and patents of addition, and any Supplementary Protection Certificates, patent extensions, restoration of patent terms and other similar rights.

1.51 “Permitted Comparison” has the meaning set forth in Section 1.55.

1.52 “Product” means any actual or potential product [***] that [***] Program-Benefited Antibodies [***] For clarity, it is possible that there will be multiple Products against a single Target.

1.53 “Program Antibody” means, with respect to each Target, each antibody [***] under a Research Program for such Target. It is understood and agreed that [***]

1.54 “Program Antibody Patents” means, for each Target, Patents that, [***]

1.55 “Program-Benefited Antibody” means any Program Antibody or any modified or derivative form of any such Program Antibody that comprises or contains either [***] (“Binding Sequence Information”). Notwithstanding the foregoing, an antibody product will not be deemed a Program-Benefited Antibody [***] (“Permitted Comparisons”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1.56 “Program Deliverables” means, for each Target, the deliverables for a given part of the Research Plan as defined in the Research Plan for such Target.

1.57 “Program Inventions” means, for each Target, any invention or Know-How that is [***] in the course of performing or as a result of the activities conducted under a Research Program.

1.58 “Program Patent” means, for each Target, any Patent Covering a Program Invention.

1.59 “Prosecute” has the meaning set forth in Section 5 .4(d)(i).

1.60 “Research Committee” has the meaning set forth in Section 2.2(a).

1.61 “Research License Term” has the meaning set forth in Section 3 .2(b )(i).

1.62 “Research Option” has the meaning set forth in Section 3.2(a).

1.63 “Research Plan” means the research plan to be agreed upon by the Parties with respect to a Target in accordance with Section 2.1 (a) hereof.

1.64 “Research Program” means the program of research conducted under this Agreement in accordance with a Research Plan, and, as applicable, all programs of research conducted under this Agreement in accordance with all Research Plans.

1.65 “Research Term” means the period beginning on the Effective Date and ending, on a Research Program-by-Research Program basis, when Adimab delivers final antibodies under a Research Plan.

1.66 “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the term ending at the later to occur of (a) the expiration of the last Valid Claim Covering the Licensed Product in the country in which such Licensed Product is manufactured or sold, or (b) ten (10) years after the First Commercial Sale of such Licensed Product in such country.

1.67 “Senior Executive Discussions” has the meaning set forth in Section 10.2(a).

1.68 “Surface” has the meaning set forth in the recitals.

1.69 “Surface Indemnitees” has the meaning set forth in Section 8.1.

1.70 “Surface Materials” means (a) any tangible biological or chemical materials (including antigen samples and other Know-How in the form of tangible biological or chemical materials) provided by Surface to Adimab under a Research Program (other than commercial material purchased by Surface and delivered to Adimab ), and (b) from and after the time of the Commercial Option exercise for a Target, the quantities of Licensed Antibody to such Target (and DNA encoding that Licensed Antibody) provided to Surface by Adimab under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1. 71 “Surface Program Inventions” means all Program Inventions made solely by employees of, or others obligated to assign Program Inventions to, Surface (or any of its Affiliates).

1. 72 “Target” means a target selected by Surface pursuant to Section 2.1 (a).

1. 73 “Target Questionnaire” means the form of target questionnaire attached hereto as Exhibit A.

1.74 “Third Party” means an entity other than a Party or the Affiliate of a Party.

1. 75 “Third Party Claims” has the meaning set forth in Section 8.1.

1. 76 “Third Party Patent Licenses” means Patent licenses obtained by Surface after Surface determines in good faith that one or more such Patent licenses from Third Parties are [***] in order to avoid Third Party claims of patent infringement [***] of a Licensed Antibody, [***] For clarity, Third Party Patent Licenses explicitly excludes licenses to any of the foregoing:

(1) [***]

(2) [***]

(3) [***]

(4) [***]

(5) [***]

(6) [***]

(7) [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

1. 77 “Valid Claim” means a claim of a Licensed Program Antibody Patent, which claim [***]

1.78 References in the body of this Agreement to “Sections” and “Articles” refer to the sections and articles of this Agreement. The terms “include,” “includes,” “including” and derivative forms of them shall be deemed followed by the phrase “without limitation” regardless of whether such phrase appears there (and with no implication being drawn from its inconsistent inclusion or non-inclusion), and the use of the word “or” shall not be exclusive.

1.79 To avoid doubt, the term “antibody” as used everywhere else in this Agreement includes both full-length antibodies, functional fragments thereof, and chemically modified versions thereof (including pegylated versions and regardless of whether containing amino acid substitutions), all of the foregoing whether naturally occurring, artificially produced, raised in an artificial system, or created through modification of an antibody produced in any of the foregoing ways or otherwise.

ARTICLE 2

PROGRAM.

2.1 Research Programs.

(a) Target Selection. Surface shall nominate the first Target by providing notice of such Target to Adimab before the Effective Date. At any time prior to the expiration of the Discovery Term, Surface may initiate Research Programs with respect to additional Targets by notifying Adimab. In each case, such notice shall be in writing on a Target-by-Target basis, and shall be in the form of a completed Target Questionnaire with respect to each such Target and delivery of Surface’s antigen for such Target. Adimab’s obligation to perform such additional Research Programs shall be subject to the availability of Adimab researchers. Upon receipt of such notice by Adimab and Adimab’s confirmation of availability, the Parties shall work together to prepare the content of a Research Plan with respect to such Target, including the relevant Deliverables and success criteria. Such Research Plan shall be based upon the form of Research Plan attached hereto as Exhibit B, and shall include Adimab’s responsibilities with respect to the discovery and optimization of antibodies with respect to each Target. Each Research Plan shall be agreed upon in writing by the Parties, and each Research Program shall be conducted in accordance therewith. Neither Party is required to perform a Research Program under this Agreement if the Parties do not mutually agree in writing on Research Plan.

(b) Conduct of Research. Each Party shall use its commercially reasonable efforts to perform the Research Program activities assigned to such Party in each Research Plan and to achieve the timeline(s) set forth in such Research Plan. Adimab’s performance

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DEVELOPMENT AND OPTION AGREEMENT

obligations under each Research Program shall be contingent upon Surface providing the Surface Materials, if any, set forth in the applicable Research Plan. Such Surface Materials are expected to include Target antigen. Adimab’s obligations with regard to the performance of a particular Research Program shall expire at the end of the applicable Research Term. Adimab shall have the right to use Third Parties in the performance of its obligations hereunder, subject to Surface’s prior written consent if such Third Party is not identified and the applicable work not described in the Research Plan (any such permitted Third Party, a “Controlled Contractor”).

2.2 Project Management.

(a) Scientific Research Committee. Promptly after the completion of the first Research Plan, the Parties shall form a steering committee consisting of [***] representatives from each Party with respect to the relevant Research Program (the “Research Committee”) to oversee the Research Programs. The Research Committee’s role is to facilitate communication regarding progress in relation to the Research Programs and the collaboration generally. Either Party may change its Research Committee members upon written notice to the other Party. The Research Committee may meet in person or by teleconference or videoconference. Each Party shall designate one of its Research Committee members as co-chair. The Research Committee shall meet from time to time promptly after the date of a written request by either Party. Additional members representing either Party may attend any Research Committee meeting. The co-chairs shall be responsible to circulate, finalize and agree on minutes of each meeting within [***] days after the meeting date. Upon expiration of the final Research Term, the Research Committee shall be disbanded.

(b) Decision Making. The Research Committee shall operate by consensus but solely within the limits specified in this Section 2.2, it being understood that if the co-chairs cannot agree with regards to a specific matter within their decision-making authority, no decision of the Research Committee shall be deemed taken by the Research Committee. The Research Committee shall have the limited authority to amend the Research Plans in a manner not substantially affecting resources required to perform, timing for performance, or success criteria. Except for the limited authority set forth in this Section 2.2, the Research Committee shall not have any decision-making authority and in no event shall the Research Committee shall have the power to amend or waive compliance with this Agreement.

(c) Alliance Managers. Each Party shall designate in writing within [***] days after signing an “Alliance Manager” to be the primary contact for such Party. The Alliance Manager shall be responsible for managing communications between the Parties with respect to a Research Program, including responsibility for scheduling teleconferences and coordinating Research Committee meetings.

(d) Exclusive Use of Campaign Manager. During the applicable Research Term and for a period of [***] year after, the person whom Adimab has designated as the “Campaign Manager” for a given Research Program shall not perform, or supervise the performance of, research relating to the same Target using Adimab Platform Technology for Adimab or its Affiliates (whether for their own account or on behalf of any Third Party). It is understood and agreed that if such a person is no longer in Adimab’s or its Affiliate’s employ, then such person’s activities for another employer are beyond the scope of (and are not Adimab’s responsibility to prevent under) the foregoing sentence.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

2.3 Reports; Records.

(a) By Adimab. During the applicable Research Term, at the junctures specified in the applicable Research Plan, Adimab shall provide written reports to Surface regarding the Research Plan. Notwithstanding the foregoing or anything express or implied anywhere in this Agreement, Adimab shall not be required to disclose any Adimab Platform Technology or Adimab Platform Technology Improvements to Surface. Adimab shall maintain records, in sufficient details and in good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of a Research Program, by or on behalf of Adimab or any of its Affiliates or Controlled Contractors. All such records shall be kept in sufficient detail to identify and report those research activities conducted by Adimab, and shall be made available for inspection or copies provided to Surface upon Surface’s request. In the event that such records and data include disclosure of Adimab Platform Technology or Adimab Platform Technology Improvements, Adimab may redact those portions as is necessary to protect Adimab Platform Technology or Adimab Platform Technology Improvements prior to any review or inspection by or delivery to Surface.

(b) By Surface. During the applicable Research Term, at the junctures set forth in the applicable Research Plan, for so long as Surface or any of its Affiliates, licensees or sublicensees continue to generate or test any Program-Benefited Antibodies, Surface shall provide written reports to Adimab which provide any data Surface is required to provide under the applicable Research Plan and shall disclose information regarding the existence and progress of all Program-Benefited Antibodies since the date of the last report. For clarity, the information reported by Surface after the Research Term shall be solely for the purpose of allowing Adimab to monitor Surface’s obligations under this Agreement.

2.4 Use of Adimab Materials. With respect to each Target, Surface and its Affiliates shall only use Adimab Materials (a) as is necessary to conduct a Research Program during the Research Term and the Evaluation Term, (b) pursuant to the license granted under Section 3.l(a) and Section 3 .2(b) of this Agreement while such licenses are in effect, including for Permitted Comparisons, or (c) to generate and test Program-Benefited Antibodies in accordance with Section 9 .4. Surface and its Affiliates shall not use Adimab Materials for any other purposes. Without limiting the foregoing, Adimab acknowledges and agrees that upon receipt of Program Antibodies, Surface may conduct testing on such Program Antibodies to optimize such Program Antibodies (and, to avoid doubt, the optimized versions thus created shall be Program-Benefited Antibodies).

Adimab retains title to the Adimab Materials, including all quantities of Program Antibodies that it provides under a Research Program, including during the Evaluation Term. During the Evaluation Term, such quantities of Program Antibodies are (i) for use solely in assessing whether to exercise the Commercial Option or Research Option for the applicable Target and for Permitted Comparisons, and (ii) shall not be used in humans or for any commercial purpose. Should Surface exercise neither its Research Option pursuant to Section

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DEVELOPMENT AND OPTION AGREEMENT

3.2(a) nor its Commercial Option pursuant to Section 3.3(a), Surface shall return to Adimab or destroy any Program-Benefitted Antibodies in its possession on expiration of the Evaluation Term for such Target. Surface shall destroy any Licensed Research Antibodies in its possession on expiration of the relevant Research License Term. Without limiting the generality of the foregoing, during the Evaluation Term and after expiration of the Options, if unexercised, Surface shall not provide Program-Benefitted Antibodies to Third Parties, except as permitted by this Agreement.

2.5 Use of Surface Materials. Adimab shall use the Surface Materials solely to perform the Research Program for the applicable Target. Adimab shall not transfer the Surface Materials outside of Adimab nor, for clarity, provide the Surface Materials to any Third Party. Within [***] days after the Research Term for such Target ends, Adimab will return to Surface or destroy any remaining Surface Materials (at Surface’s direction).

2.6 Certain Restrictions on the Use of Antibodies.

(a) Adimab Restrictions. For each Target, until the earlier of expiration of the Evaluation Term for such Target or Surface’s exercise of its Commercial Option for such Target, Adimab shall not provide any of the Program Antibodies (or any of their Binding Sequence Information) to any Third Party in connection with performing a funded or sponsored research program for such Third Party. In addition, even if Surface does not exercise its Commercial Option for a particular Target, Adimab shall not file Program Antibody Patents for such Target or any patent application Covering any Program Antibody, unless independently rediscovered as contemplated below. For purposes of this Section 2.6, the performance of a program by Adimab means use of any of the Adimab Platform Technology to discover or optimize antibodies to the applicable Target based on activity against or with respect to such Target. Further, at all times, unless independently rediscovered without the use of (i) Surface Materials, (ii) Confidential Information of Surface (subject to Section 6.2(e)), (iii) any antibody library that is (A) [***] and (B) [***] (any such antibody library satisfying clauses (A) and (B)(l), a “Naive Antibody Library”) or (2) created specifically for use in the Research Program and [***] from a Naive Antibody Library in a Research Program (any such antibody library satisfying clauses (A) and (B)(2) an “Optimization Antibody Library”) and or any antibodies identified therefrom (including Program Antibodies), or any of their partial or whole sequences, or (iv) any Program Inventions to the extent solely owned by Surface based on the terms of this Agreement (subject to Section 6.2(e)), Adimab and its Affiliates shall not (I) provide the Program Antibodies or their Binding Sequence Information to any Third Party at any time, or any other antibody or their Binding Sequence Information identified from any Naive Antibody Library or Optimization Antibody Library under a Research Program or (II) use the Program Antibodies, any other antibody identified from any Naive Antibody Library or Optimization Antibody Library under a Research Program, or any of their Binding Sequence Information, to research, develop, manufacture or commercialize any biologic or drug products in for Adimab, its Affiliates or any Third Parties. Further, Adimab shall not perform any research, discovery or development with respect to a Target using any Naive Antibody Library or Optimization Antibody Library for which research, discovery or development was pursued with respect to such Target under a Research Program, and Adimab shall not provide (by any means, such as sale, license or transfer), any Naive Antibody Library or Optimization Antibody Library (or any substantial portion thereof) to any others.

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DEVELOPMENT AND OPTION AGREEMENT

To avoid doubt and notwithstanding anything to the contrary in this Agreement:

(i) nothing herein shall prevent Adimab from licensing or transferring some or all of the Adimab Platform Technology and/or Adimab Platform Technology Improvements to a Third Party (including technical support in connection therewith) nor shall anything herein require Adimab to in any way limit the use of the Adimab Platform Technology and/or Adimab Platform Technology Improvements by a Third Party, subject to the restrictions above regarding any Naive Antibody Library or Optimization Antibody Library and antibodies identified therefrom (including Program Antibodies), or any of their Binding Sequence Information; and

(ii) nothing herein shall require Adimab to physically remove from its libraries, or to prevent from being included in future libraries, any Program-Benefited Antibodies, but Adimab is limited with respect to the use of any Naive Antibody Library and Optimization Antibody Library as provided above. This Agreement expressly provides for a reserved right for Adimab, its Affiliates, and those deriving rights from them (a) to include Program-Benefited Antibodies in antibody library(ies) (other than Naive Libraries) transferred or licensed by Adimab to Third Parties (including the transfer of physical possession of samples of Program-Benefited Antibodies to a Third Party as part of such transactions) and (b) to conduct any activity with respect to Program-Benefited Antibodies that are not Licensed Antibodies under this Agreement if Adimab (or such other party) arrives at such Program-Benefited Antibodies in a manner fully compliant with Adimab’s other covenants and obligations in this Agreement.

(iii) Adimab may independently regenerate Binding Sequence Information for any Program Antibodies without use or reference to any Program Inventions or any Naive Antibody Library or Optimization Antibody Library, other than Adimab Platform Technology Improvements (which nothing in this Agreement shall be read to restrict Adimab from using). In the case of independent rediscovery as provided above, Adimab shall be unrestricted in its use of and ability to provide the applicable independently rediscovered or independently regenerated antibodies to others.

(b) Surface Restrictions. Surface hereby covenants that it and its Affiliates shall not seek to or actually clinically develop or commercialize any Program-Benefited Antibody, or product containing either of the foregoing (other than the activities permitted hereunder during the Research Term and the Evaluation Term for the purpose of determining whether or not to exercise an Option for such Target), without first executing the Commercial Option with Adimab with respect to the applicable Target.

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DEVELOPMENT AND OPTION AGREEMENT

ARTICLE 3

LICENSES; OPTION; DEVELOPMENT & COMMERCIALIZATION

3.1 Mutual Research Program Licenses.

(a) To Surface. During the Research Term and Evaluation Term for each Target, Adimab hereby grants to Surface a non-exclusive, non-sublicensable license with respect to such Target, under the Adimab Platform Patents, Program Antibody Patents and Know-How Controlled by Adimab (or its Affiliates) during the term of this Agreement, to perform research, and to design, research, preclinically develop, make, import and use Program-Benefited Antibodies and Adimab Materials pertaining thereto in the Field, including for Surface to evaluate Program-Benefited Antibodies and to perform Permitted Comparisons and Surface’s responsibilities under the Research Plan and this Agreement for each Target. For clarity, the license to Surface excludes the right to [***] but includes the right to (1) perform Permitted Comparisons and (2) have others have others perform the licensed activities on behalf of Surface.

(b) To Adimab. During the Research Term and Evaluation Term for each Target, Surface hereby grants to Adimab a non-exclusive, nontransferable (except in connection with a permitted assignment of this Agreement) license (without the right to grant sublicenses except to Controlled Contractors) with respect to such Target under all Patents and Know-How Controlled by Surface (or its Affiliates) which Cover or relate to the Targets (including any that so relate by claiming antibodies directed to the Targets or a mechanism of action via the Targets) or any Surface Materials, solely to perform Adimab’ s responsibilities as provided for in the applicable Research Plan.

3.2 Research Rights.

(a) Research Option. On a Target-by-Target basis, Adimab hereby grants to Surface the exclusive option (for each Target, a “Research Option”) to obtain the licenses set forth in Section 3 .2(b) for Licensed Research Antibodies to the Target, exercisable by written notice to Adimab and (i) payment by Surface to Adimab of [***] on or before the date that is [***] months after the date on which Technical Milestone 1 is achieved for the Target, or (ii) payment of Technical Milestone 2 with respect to the Target and on or before the expiry of the Evaluation Term. Surface shall, in its written notice to exercise the Research Option for a Target, specify up to ten (10) Program Antibodies against the Target as the “Licensed Research Antibodies”. Upon such Research Option exercise, Adimab will provide to Surface sufficient materials to allow Surface to express any such Licensed Research Antibodies.

(b) Research License. Adimab hereby, effective on Surface’s exercise of the Research Option for a Target and the applicable Licensed Research Antibodies:

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DEVELOPMENT AND OPTION AGREEMENT

(i) grants to Surface a worldwide, fully paid-up, sublicenseable through multiple tiers (solely as provided in Section 3.2(b)(ii)) license, under (A) the Adimab Platform Patents and, (B) any Licensed Program Antibody Patents, and (C) Know-How and other Patents Covering the Adimab Platform Technology, Adimab Platform Technology Improvements or Program Inventions, in each case, Controlled by Adimab (or its Affiliates) as of the start of and during the applicable Research License Term, to make, have made, import, have imported, export and have exported, in each case, for research purposes only, the Licensed Research Antibodies for such Target for a period beginning on the date of Surface’s exercise of the Research Option for such Target and expiring on the date [***] years after such exercise (subject to Section 9.1) (the “Research License Term”). Such license shall be non-exclusive and shall exclude the use of any Licensed Research Antibodies in humans. This license grant is granted by Adimab as of the Effective Date as a current license grant, subject only to the Research Option exercise by Surface but not any other action by Adimab.

(ii) The license granted under Section 3.2(b)(i) shall be sublicensable solely to (x) Controlled Contractors or (y) in connection with the sublicensing of commercial rights to a therapeutic product against the same Target, in either case, pursuant to sublicenses that are consistent with all relevant terms and conditions of this Agreement, including Sections 2.4 and 9.4 hereof. Surface shall remain responsible for all payments and other performance obligations due under this Agreement, notwithstanding any license or sublicense that it may grant.

3.3 Commercial Rights.

(a) Commercial Option. On a Target-by-Target basis, Adimab hereby grants to Surface the exclusive option (for each Target, a “Commercial Option”) to obtain the licenses of Section 3.3(b) for Licensed Antibodies to the Target, exercisable by payment of the Commercial Option Fee with respect to such Target to Adimab on or before the expiry of the Evaluation Term. Surface shall, in its written notice to exercise the Commercial Option for a Target, specify up to ten (10) Program-Benefited Antibodies against the Target as the “Licensed Antibodies.” Upon such Commercial Option exercise, Adimab will provide to Surface sufficient materials to allow Surface to express any such Licensed Antibodies that were generated in the Research Program.

(b) Development and Commercialization License and Assignment. Adimab hereby, effective on Surface’s exercise of the Commercial Option for a Target and the applicable Licensed Antibodies:

(i) assigns to Surface, subject to the terms and conditions of this Agreement and without any further action required of either Party, all right, title and interest in and to those Licensed Program Antibody Patents that solely Cover those Licensed Antibodies, and at Surface’s request, Adimab will execute title transfer and recordation assignments for any such Licensed Program Antibody Patents; and

(ii) grants to Surface a worldwide, royalty-bearing, sublicenseable through multiple tiers (solely as provided in Section 3.3(b)(iii)) license, under (A) the Adimab Platform Patents, (B) those Licensed Program Antibody Patents which are not assigned to

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DEVELOPMENT AND OPTION AGREEMENT

Surface pursuant to Section 3.3(b)(i) (for any reason, including bankruptcy and other like proceedings described in Section 9.7), and (C) Know-How Covering the Adimab Platform Technology, Adimab Platform Technology Improvements or Program Inventions, in each case, Controlled by Adimab (or its Affiliates) as of the start of and during the term of this Agreement, in the Field, to research, have researched, develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer to sell, have offered to sell, import, have imported, export and have exported the Licensed Antibodies and Licensed Products for such Target during the term of this Agreement (subject to Section 9.1). Such license shall be non-exclusive under the Adimab Platform Patents and Know-How, and exclusive (even as to Adimab and its Affiliates) under the Licensed Program Antibody Patents. This license grant is granted by Adimab as of the Effective Date as a current license grant, subject only to the Commercial Option exercise by Surface but not any other action by Adimab.

(iii) The license granted under Section 3.3(b)(ii) shall be sublicensable solely pursuant to sublicenses that are consistent with all relevant terms and conditions of this Agreement, including Section 9.4 hereof. Surface shall remain responsible for all payments and other performance obligations due under this Agreement, notwithstanding any license or sublicense that it may grant.

3.4 Diligent Development and Commercialization. Surface shall, if it exercises the Commercial Option with respect to a Target, devote Commercially Reasonable Efforts to preclinically and clinically develop, seek Marketing Approval for in the Major Markets, and launch and actively commercialize in the Major Markets at least one (1) Licensed Antibody against such Target. Annually, Surface will provide Adimab with a written report of Licensed Product progress in development and commercialization, by Surface’s and its Affiliates’ activities in that regard. If requested by Adimab, Surface shall meet with Adimab to discuss such report once annually.

3.5 No Implied Licenses. Other than the licenses, options and assignments explicitly set forth in this Agreement, neither Party grants any intellectual property licenses, options or assignments to the other Party under this Agreement. This Agreement does not create any implied licenses.

ARTICLE 4

FINANCIAL TERMS.

4.1 Research Stage Fees.

(a) Research Funding. For each Research Program, Surface shall pay Adimab (i) an amount equal to [***] percent [***] of the estimated FTEs (at the FTE Rate) for the Research Program, such amount to be paid within [***] business days of agreement on a Research Plan, and (ii) within [***] business days of completion of a Research Program, an amount equal to [***] percent [***] of the actual FTEs expended by Adimab on the Research Program (at the FTE Rate) less the amount previous paid with respect to such Research Program pursuant to clause (i); provided, however, that (1) such actual FTEs do not exceed the FTEs set forth in the applicable Research Plan (as amended from time to time) for such Research

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DEVELOPMENT AND OPTION AGREEMENT

Program by more than [***] percent [***] and (2) Adimab has provided Surface with an invoice for each of such payments. Upon Surface’s reasonable request, Adimab shall provide customary and reasonable documentation to evidence that all such amounts so paid by Surface were used on FTE’ s for the applicable Research Program.

(b) Technical Milestones. Surface shall pay Adimab two technical milestone fees with respect to each Research Program on each Target, as follows:

(i) The first technical milestone fee shall be equal to [***] for each Research Program, and such fee will be paid to Adimab by Surface within [***] business days of the later of (1) [***] and (2) provision by Adimab of an invoice for such payment to Surface; and

(ii) The second technical milestone fee shall be equal to [***] for each Research Program, and such fee will be paid to Adimab by Surface within [***] business days of the later of (1) [***] and (2) provision by Adimab of an invoice for such payment to Surface. In the event that the second technical milestone is met in the initial delivery, or in the event that the second technical milestone is met without payment of the first technical milestone, then, in either case, Surface shall pay both technical milestones.

4.2 Research License Maintenance Fee. For each Research Option that is exercised by Surface, Surface shall pay an annual maintenance fee of [***] on each of the [***] anniversaries of the date of exercise of the relevant Research Option, subject to early termination as provided in this Agreement.

4.3 Commercial Option Fee. In order to exercise the Commercial Option under Section 3.3(a) for a Target, Surface shall pay to Adimab a non-creditable, nonrefundable option exercise fee of [***] for each such Target (each, a “Commercial Option Fee”).

4.4 Milestone Payments. For each Target, Surface shall report in writing to Adimab the achievement of each event (each, a “Milestone Event”) and pay the corresponding development milestone payment (each, a “Milestone Payment”) to Adimab, each within [***] days after the achievement of the corresponding milestone event in the following table (whether achieved by or on behalf of Surface or its Affiliates or any other entity acting on behalf of any of them or having received a license, sublicense or other rights from any of the foregoing with respect to a Licensed Product):

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DEVELOPMENT AND OPTION AGREEMENT

Milestone Event for each Licensed Product for a Target	Milestone Payment
[***]	[***]

Milestones Payments are payable one time only per Licensed Product, the first time each is achieved for such Licensed Product. If a subsequent Milestones Event is achieved for any Licensed Product without a prior Milestone Event having been achieved for that Licensed Product, then Surface shall pay the Milestone Payment for such previous Milestone Event along with the payment for the most recently achieved Milestone Event. Notwithstanding the foregoing, if a Milestone Payment has been paid by Surface with respect to a Product that is then abandoned prior to the receipt of Marketing Approval by Surface, and Surface subsequently elects to research, develop and commercialize a back-up Product against the same Target, then no Milestone Payment shall be due for such previously paid Milestone Payment with respect to such back-up Product.

4.5 Deferred Payment Option. The Commercial Option Fee and the Milestone Payments with respect to the first two Milestone Events set forth in Section 4.4 (i.e., those related to (a) [***] and (b) [***]) shall be deemed met and accrue when the Commercial Option is exercised or the applicable Milestone Event is achieved for a given Licensed Product, respectively and as the case may be. Surface may pay the Commercial Option Fee or the corresponding Milestone Payment, or Surface may provide written notice prior to the due date for such Commercial Option Fee or Milestone Payment of its election to delay payment of such amount until the earlier of (i) [***] (ii) [***] (iii) [***] If Surface opts to delay any such payment, Surface shall pay Adimab, on the first business day of every calendar year, interest (each, an “Interest Payment”) accrued on all such deferred amounts at a rate of [***] per [***] (calculated on a daily basis), from the date any such Commercial Option Fee and/or Milestone Payments are due hereunder until such Commercial Option Fee and/or

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DEVELOPMENT AND OPTION AGREEMENT

Milestone Payments, and any interest thereon, are paid in full; provided, however, that if Surface ceases all research and development activities with respect to Program-Benefited Antibodies against the same Target for which a payment is delayed, then Surface shall not be obligated to make such Interest Payment and the applicable Commercial Option Fee and Milestone Payments, all of which are hereby forgiven in such circumstances; and provided, further, however, that in the event that Surface (or its Affiliate or licensee) subsequently resumes research or development on Program-Benefited Antibodies against such Target, Surface shall immediately pay to Adimab any unpaid Interest Payments (including any interest which has accrued on such Interest Payments during the period since Surface last made an Interest Payment to Adimab with respect to such Program-Benefited Antibody), and Surface shall resume the payment of Interest Payments on the first business day of the next calendar year.

4.6 Royalties.

(a) Royalty Payments. As to each Licensed Product sold during the applicable Royalty Term in a country, on a Licensed Product-by-Licensed Product basis, Surface shall pay Adimab the following royalties, based on the royalty rate applicable to the relevant portion of annual worldwide Net Sales for such Licensed Product during the applicable Royalty Term for such Licensed Product in such country (“Royalty Payments”):

Portion of Worldwide Calendar Year Net Sales	Royalty Rate
[***]	[***]

(b) Other Royalty Provisions. Only one royalty will be due with respect to the same unit of Licensed Product, even if such Licensed Product unit is comprised of more than one Licensed Antibody or any modified or derivative forms thereof.

(c) Adjustment for Third Party IP. If Surface or any of its Affiliates enters into any Third Party Patent Licenses, then [***] of the net sales royalties actually paid to the Third Party under the Third Party Patent License with respect to Net Sales of any given Licensed Product in any given calendar quarter in any given country may be offset against the royalty that would otherwise have been payable to Adimab with respect to such same Net Sales; provided, however, that in no event shall the royalty owed to Adimab be reduced by more than [***] than the payment which would otherwise be due hereunder with any excess carried over to future royalty period(s) until such excess may be used in compliance with this proviso.

It is understood, agreed and acknowledged that Adimab’ s allowing Surface to claim the credit of this Section 4.6 as to any particular Third Party Patent License: [***]

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DEVELOPMENT AND OPTION AGREEMENT

4.7 Quarterly Payment Timings. All royalties due under Section 4.6 shall be paid quarterly within [***] days after the end of the relevant calendar quarter for which royalties are due.

4.8 Royalty Payment Reports. With respect to each calendar quarter, within [***] days after the end of the calendar quarter, Surface shall provide to Adimab a written report stating the number and description of all Licensed Products sold during the relevant calendar quarter; the gross sales associated with such sales; and the calculation of Net Sales on such sales. The report shall provide all such information on a country-by-country and Licensed Product-by-Licensed Product basis if reasonably available.

4.9 Payment Method. All payments due under this Agreement to Adimab shall be made by bank wire transfer in immediately available funds to an account designated by Adimab. All payments hereunder shall be made in the legal currency of the United States of America, and all references to “$” or “dollars” shall refer to United States dollars (i.e., the legal currency of the United States).

4.10 Taxes. The Parties agree to cooperate with one another and use reasonable efforts to minimize obligations for any and all income or other taxes required by applicable law to be withheld or deducted from any royalties, milestone payments or other payments made by Surface to Adimab under this Agreement, including by completing all procedural steps, and taking all reasonable measures, to ensure that any withholding tax is reduced or eliminated to the extent permitted under applicable law, including income tax treaty provisions and related procedures for claiming treaty relief. To the extent that Surface is required to deduct and withhold taxes on any payment to Adimab, Surface shall deduct and withhold such taxes and pay the amounts of such taxes to the proper government authority in a timely manner and promptly submit to Adimab an official tax certificate or other evidence of such withholding sufficient to enable Adimab to claim such payment of taxes. Surface shall provide Adimab with reasonable assistance in order to allow Adimab to recover, as permitted by applicable law, withholding taxes, value added taxes or similar obligations resulting from payments made hereunder or to obtain the benefit of any present or future treaty against double taxation which may apply to such payments. Adimab shall provide Surface with any tax forms that may be reasonably necessary in order for Surface to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral tax income treaty.

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DEVELOPMENT AND OPTION AGREEMENT

4.11 Records; Inspection.

(a) Surface shall keep and ensure that its Affiliates keep complete and accurate records of its sales and other dispositions (including use in clinical trials, or provision on a compassionate use basis or as marketing samples) of Licensed Antibody and Licensed Product including all records that may be necessary for the purposes of calculating all payments due under this Agreement for a period of at least [***] years. Surface shall make such records available for inspection by an accounting firm selected by Adimab (and which is reasonably acceptable to Surface) at Surface’s premises in the United States on reasonable notice during regular business hours as provided in Section 4.11 (b ).

(b) At Adimab’s expense no more than [***] per calendar year, Adimab has the right to retain an independent certified public accountant from a nationally recognized (in the U.S.) accounting firm to perform on behalf of Adimab an audit, conducted in accordance with U.S. generally accepted accounting principles (GAAP), of such books and records of Surface and its Affiliates as are deemed necessary by the independent public accountant to report on Net Sales, for the period or periods requested by Adimab within the [***] most recent calendar years as of the date of the audit performance, and the correctness of any report or payments made under this Agreement. No period may be audited more than once. Prior to any review, such accounting firm shall have entered into a written agreement with Surface (or its Affiliates, licensees or sublicensees) limiting the use of such records to verification of the accuracy of payments due under this Agreement and prohibiting the disclosure of any information contained in such records to a Third Party and to Adimab for a purpose other than as set forth in this Section 4.11(b). The report of such accounting firm shall be limited to a certificate stating whether any report made or invoice or payment submitted by Surface during such period is accurate or inaccurate and the actual amounts owed by or due under this Agreement to Adimab for such period.

(c) If the audit reveals an underpayment, Surface shall promptly pay to Adimab the amount of such underpayment plus interest in accordance with Section 4.15. Any overpayment made by Surface shall be fully creditable against amounts payable in subsequent payment periods or promptly refunded, at Adimab’ s election. Any audit by an independent certified public accounting firm under this Section 4.11 is to be made at the expense of Adimab, but if the audit reveals that the monies owed by Surface to Adimab has been understated by more than [***] percent [***] for the period audited, Surface shall, in addition, pay the reasonable out-of-pocket costs incurred by Adimab of such audit.

(d) The Parties agree that all information provided in a royalty payment report, all records kept by Surface or its Affiliates, licensees and sublicensees under this Section 4.11 or Section 4.12, and any information provided by the independent certified public accounting firm to Adimab are Confidential Information of Surface.

4.12 Licensee/Sublicensee Reports, Records and Audits. If Surface grants any Product licenses or sublicenses, the agreements for such licenses and sublicenses shall include an obligation for the licensee or sublicensee to (i) maintain records adequate to document and verify the proper payments (including milestones and royalties) to be paid to Adimab; (ii) provide reports with sufficient information to allow such verification; and (iii) allow Adimab (or Surface if requested by Adimab) to verify the payments due (such audit right is not required to be any stronger than that of Section 4.11).

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DEVELOPMENT AND OPTION AGREEMENT

4.13 Foreign Exchange. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the exchange rates (a) used by Surface (or the selling entity) for its own financial reporting purposes in its worldwide accounting system (which shall be consistent with applicable accounting standards), if Surface (or the selling entity) is a public company, or (b) if Surface is not a public company, then shall be determined the same way except that the rates shall be the average of the purchase and sale rates for U.S. Dollars for such day as reported on the fifth (5th) business day prior the payment due date for the purchase and sale of U.S. dollars, as reported by the Wall Street Journal, Eastern Edition (or if it no longer exists, a similarly authoritative source). With any payment in relation to which a currency conversion is performed to calculate the amount of payment due, Surface shall provide to Adimab a true, accurate and complete copy of the exchange rates used in such calculation.

4.14 Non-refundable, non-creditable payments. Each payment that is required under this Agreement is non-refundable and non-creditable.

4.15 Late Payments. Any amount owed by Surface to Adimab under this Agreement that is not paid within the applicable time period set forth herein will accrue interest at the rate of [***] percent [***] above the then-applicable short-term three-month London Interbank Offered Rate (LIBOR) as quoted in the Wall Street Journal, Eastern Edition (or if it no longer exists, a similarly authoritative source) calculated on a daily basis, or, if lower, the highest rate permitted under applicable law.

ARTICLE 5

Patent Ownership.

5.1 Ownership and Inventorship.

(a) Program Patents. Adimab shall solely own, regardless of inventorship, all Patents Covering Adimab Platform Technology Improvements and, prior to Commercial Option exercise, all Program Antibody Patents. Surface shall own, regardless of inventorship, from and after the date of Commercial Option exercise, all Licensed Program Antibody Patents, subject to the terms and conditions of this Agreement. Ownership of all Program Patents other than those referred to in the foregoing two (2) sentences shall be owned based on inventorship. Program Inventions (to the extent not Patented and addressed above) that constitute Adimab Platform Technology Improvements shall be owned by Adimab and all other Program Inventions shall be owned by the Party that created it.

(b) Other Patents. To avoid doubt, nothing in this Agreement shall alter the ownership of the Parties’ pre-existing Patents. Section 5.l(a) speaks only to ownership of Program Patents.

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DEVELOPMENT AND OPTION AGREEMENT

(c) Inventorship. Inventorship for purposes of this Agreement, and all intellectual property-related definitions in this Agreement, shall be determined in accordance with United States patent law for all Patents worldwide.

5.2 Implementation.

(a) Assignments. Each Party hereby assigns to the other Party Program Inventions and associated Patents as necessary to achieve ownership as provided in Section 5 .1. Each assigning Party shall execute and deliver all documents and instruments reasonably requested by the other Party to evidence or record such assignment or to file for, perfect or enforce the assigned rights. Each assigning Party hereby appoints the other Party as attorney-in-fact solely to execute and deliver the foregoing documents and instruments if such other Party after making reasonable inquiry does not obtain them from the assigning Party. Each Party (and its Affiliates) shall perform its activities under this Agreement through personnel who have made a similar assignment and appointment to and of such Party or any of its Affiliate. Each assigning Party shall make its relevant personnel (and their assignments and signatures on such documents and instruments) reasonably available to the other Party for assistance in accordance with this Article at no charge.

(b) Joint Ownership Implementation. As regards Joint Serendipitous Inventions and the Program Patents to the extent claiming them, either Party is entitled to practice and license them without consent of and without a duty of accounting to the other Party in accordance with the co-ownership rights of co-inventors under U.S. law, subject to the terms of this Agreement. Each Party hereby grants all permissions, consents and waivers with respect to, and all licenses under, the Joint Serendipitous Inventions and the Program Patents claiming them as necessary to achieve throughout the world the nature of joint ownership rights of the foregoing as described in Section 5.1 and the foregoing sentence and otherwise subject to the terms of this Agreement. To avoid doubt, this Section 5.2(b) does not imply any permission, consent or waiver with respect to, or license under, any Patent or item of Know-How other than the Joint Serendipitous Inventions and the Program Patents to the extent claiming them.

5.3 Disclosure. During the term of the Agreement, each Party shall promptly disclose to the other Party [***] any Program Inventions that would be Covered by Program Antibody Patents or in Surface’s case that are Adimab Platform Technology Improvements (which, to avoid doubt, are assigned to Adimab under this Agreement). Such disclosure shall occur as soon as possible, but in any case within [***] days after the Party determines such Program Inventions have been invented. To avoid doubt, this Section 5.3 shall not be read to require Adimab to disclose Program Inventions constituting Adimab Platform Technology Improvements to Surface.

5.4 Program Patent Prosecution.

(a) Adimab Platform Technology. Adimab shall have the sole right (but not the obligation) to Prosecute all Adimab Platform Patents, all at its own expense.

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DEVELOPMENT AND OPTION AGREEMENT

(b) Program Antibody Patents. Surface shall have the sole right (but not obligation except as provided below) to Prosecute all Program Antibody Patents, at Surface’s expense, and prior to Commercial Option exercise, in Adimab’s name, and after Commercial Option exercise, in Adimab’ s name to the extent that any Licensed Program Antibody Patent is not assigned to Surface pursuant to Section 3.3(b)(i). Such right shall continue for the duration of the longer of the Evaluation Term and, if Surface exercises the Commercial Option, the term of the license under Section 3.3(b)(ii), subject to all of the following:

(i) Prior to Commercial Option exercise, [***]

(ii) Prior to Commercial Option exercise, [***]

(iii) Both prior to and after Commercial Option exercise, Adimab shall have the right to review and comment on prosecution of the Program Antibody Patents, and Surface shall reasonably consider but is not required to accept any such comments. Adimab shall grant Surface the necessary authority to Prosecute the Program Antibody Patents (including that Adimab shall join any suit or action regarding the foregoing at Surface’s request). Surface shall provide Adimab with copies of all correspondence with patent offices relating thereto (including office actions and the like) promptly after receipt and drafts of all filings and correspondence with such offices no less than [***] in advance of filing.

(iv) If Surface does not exercise the Commercial Option for a Target, then [***]

(v) If Surface does exercise the Commercial Option for a Target, then [***]

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DEVELOPMENT AND OPTION AGREEMENT

(vi) [***]

(vii) Surface shall use Commercially Reasonable Efforts to Prosecute at least one Licensed Program Antibody Patent in at least each country of the Major Markets.

(viii) Surface shall be solely responsible for all costs of the activities under this Section 5.4(b), except (A) as expressly provided under this Section 5.4(b) or (B) that to the extent Adimab hires counsel to review and comment on Surface’s prosecution then Adimab shall be solely responsible for the fees to such counsel.

(ix) Except as provided in this Agreement, Adimab shall not disclose or claim (or have or license any others to disclose or claim) any Program Antibody (or the Binding Sequence Information thereof) or any other antibody or their Binding Sequence Information identified from any Naive Antibody Library or Optimization Antibody Library, unless independently invented in a manner in compliance with the terms of this Agreement (including the restrictions on Naive Antibody Libraries and Optimization Antibody Libraries contained herein). For clarity, (1) Adimab shall not nor allow any others to refile or Prosecute any Patent applications [***] and (2) the foregoing prohibitions shall not prevent Adimab from filing broad Patents (such as, for example, Patents which Cover an antibody library) which Cover a Program Antibody or its Binding Sequence Information so long as Adimab does recite in any claim the such Program Antibody or its Binding Sequence Information in such Patent, and so long as Adimab does not disclose such Program Antibody or its Binding Sequence Information in such Patent.

(c) Responsibility. It is understood and agreed that searching for, identification and evaluation of Third-Party Patents that may apply to any Program Antibodies based on sequence, Target or the like is the responsibility of Surface and Adimab shall have no responsibility for the foregoing nor liability if any such Third-Party Patents exist.

(d) Serendipitous Program Inventions.

(i) Adimab Program Inventions. As between the Parties, Adimab. shall have the sole right, at its sole expense, to prepare, file, prosecute, enforce and maintain (including conducting or participating in interferences and oppositions and the like) (collectively “Prosecute”) all Patents directed to Adimab Program Inventions but not falling within the Program Antibody Patents or the Adimab Platform Technology Improvements (which, to avoid doubt, are both addressed above).

(ii) Surface Program Inventions. Surface shall be responsible, at its sole expense, to Prosecute all Program Patents directed to Surface Program Inventions but not falling within Program Antibody Patents or the Adimab Platform Technology Improvements (which, to avoid doubt, are both addressed above).

(iii) Serendipitous Joint Program Inventions. The Parties shall mutually agree which of them shall be responsible for either using its in-house patent attorneys or through mutually agreed upon outside counsel to Prosecute Program Patents directed to Joint Serendipitous Inventions, and how the costs of such activities will be shared.

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DEVELOPMENT AND OPTION AGREEMENT

5.5 Patent Term Restoration. The Parties shall cooperate with each other, including by providing necessary information and assistance as the other Party may reasonably request, to obtain patent term restoration or supplemental protection certificates or their equivalents in any country where applicable to Licensed Program Antibody Patents. After Commercial Option exercise, if elections with respect to obtaining such patent term restoration are to be made with respect to Licensed Program Antibody Patents, and the Parties do not agree, Surface shall have the right to make the election and Adimab agrees to abide by such election.

5.6 Cooperation of the Parties. At the reasonable request of the responsible (as provided for in this Article 5) Party, the other Party agrees to cooperate fully in the Prosecution of any Program Patents under this Agreement. Such cooperation includes executing all papers and instruments (or causing its personnel to do so) reasonably useful to enable the other Party to apply for and to prosecute patent applications in any country; and promptly informing the other Party of any matters coming to such Party’s attention that may affect the Prosecution of any such Patents. Adimab shall not be required pursuant to this Section to disclose Adimab Platform Technology to Surface.

5.7 Patent Challenges. If Surface or its Affiliates challenges in a court the validity, enforceability or scope of any Adimab Platform Patents or any Program Antibody Patent, then: [***]

ARTICLE 6

CONFIDENTIALITY; PUBLICITY.

6.1 General.

(a) Any and all information disclosed or submitted in writing or in other tangible form — or if disclosed orally, that is indicated to be confidential at the time of disclosure and confirmed in writing as such within [***] days after initial disclosure — to one Party by the other Party under this Agreement or that certain Mutual Confidentiality Agreement between the Parties dated March 27, 2014 is the “Confidential Information” of the disclosing Party. In addition, information embodied in Adimab Materials is Adimab’ s Confidential Information, and information embodied in the Surface Materials is Surface’s Confidential Information, and Program Antibodies will be treated as Surface’s Confidential Information after Commercial Option exercise.

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DEVELOPMENT AND OPTION AGREEMENT

(b) To avoid doubt, sequence information (whether as to amino acid sequence or nucleic acid sequence) with respect to Program Antibodies shall be deemed the Confidential Information of Adimab, except that from and after the date of Commercial Option exercise, the sequence information as to the Licensed Antibodies shall be Confidential Information of Surface.

(c) Each Party shall receive and maintain the other Party’s Confidential Information in strict confidence. Neither Party shall disclose any Confidential Information of the other Party to any Third Party. Neither Party shall use the Confidential Information of the other Party for any purpose other than as required to perform its obligations or exercise its rights hereunder. Each Party may disclose the other Party’s Confidential Information to the receiving Party’s directors, employees, contractors and advisors requiring access thereto for the purposes of this Agreement, provided, however, that prior to making any such disclosures, each such person shall be bound by written agreement to maintain Confidential Information in confidence, and not to use such information for any purpose other than, in accordance with the terms and conditions of this Agreement. Surface may disclose sequence data and other data generated under the Research Program to legal, financial and investment banking advisors, and potential and actual investors, lenders, financing sources, Change of Control counterparties, acquirers, collaborators, sublicensees and licensees and counsel for the foregoing, that are under legally binding obligations of confidence and limited use and to national patent offices in accordance with Section 5.4. Each Party agrees to take all steps necessary to ensure that the other Party’s Confidential Information shall be maintained in confidence including such steps as it takes to prevent the disclosure of its own proprietary and confidential information of like character. Each Party agrees that this Agreement shall be binding upon its Affiliates, and upon the employees and contractors involved in the Research Program of such Party and its Affiliates. Each Party shall take all steps necessary to ensure that its Affiliates and employees and contractors shall comply with the terms and conditions of this Agreement. The foregoing obligations of confidentiality and non-use shall survive, and remain in effect for a period of [***] years from, the termination or expiration of this Agreement in accordance with Article 9.

6.2 Exclusions from Nondisclosure Obligation. The nondisclosure and nonuse obligations in Section 6.1 shall not apply to any Confidential Information to the extent that the receiving Party can establish by competent written proof that it:

(a) at the time of disclosure is publicly known;

(b) after disclosure, becomes publicly known by publication or otherwise, except by breach of this Agreement by such Party;

(c) was in such Party’s possession in documentary form at the time of the earlier of disclosure hereunder and disclosure under the agreement referred to in Section 6.1;

(d) is received by such Party from a Third Party who has the lawful right to disclose the Confidential Information and who shall not have obtained the Confidential Information either directly or indirectly from the disclosing Party; or

(e) is independently developed by such Party (i.e., without reference to Confidential Information of the disclosing Party).

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DEVELOPMENT AND OPTION AGREEMENT

6.3 Required Disclosures. If either Party is required to disclose any Confidential Information of the other Party, pursuant to a governmental law, regulation or order, or an order of a court of competent jurisdiction or to defend or prosecute litigation or as part of an arbitration; provided, however, that the receiving Party (i) shall give advance written notice to the disclosing Party, (ii) shall make a reasonable effort to assist the disclosing Party to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required and (iii) shall use and disclose the Confidential Information solely to the extent so required.

6.4 Terms of Agreement. The terms of this Agreement are the Confidential Information of both Parties. However, each Party shall be entitled to disclose the terms of this Agreement under legally binding obligations of confidence and limited use to: legal, financial and investment banking advisors; and potential and actual investors, lenders, financing sources, Change of Control counterparties, acquirers, collaborators, sublicensees and licensees and counsel for the foregoing. In addition, if legally required, a copy of this Agreement may be filed by either Party with the SEC (or relevant ex-U.S. counterpart). In that case, the filing Party will if requested by the other Party diligently seek confidential treatment for terms of this Agreement for which confidential treatment is reasonably available, and shall provide the non-filing Party reasonable advance notice of the terms proposed for redactions and a reasonable opportunity to request that the filing Party make additional redactions to the extent confidential treatment is reasonably available under the law. The filing Party shall seek and diligently pursue such confidential treatment requested by the non-filing Party.

6.5 Return of Confidential Information. Promptly after the termination or expiration of this Agreement for any reason, each Party shall return to the other Party all tangible manifestations of such other Party’s Confidential Information at that time in the possession of the receiving Party; provided, however, that the receiving Party shall be entitled to retain one (1) copy of such information solely for the purpose of monitoring such Party’s surviving obligations under this Agreement. Electronic copies of Confidential Information contained in backups or electronic archives made in the normal course of the receiving Party’s business shall not be required to be destroyed or returned in accordance with this Section 6.5.

6.6 Publicity. Each of Adimab and Surface may publish a press release describing the collaboration, but without identifying the targets to be worked on or the economic terms of the collaboration. The Parties will agree on specific press release language promptly following the Effective Date. Other than repeating information in such press release (or any subsequent mutually agreed press release), neither Party will generate or allow any further publicity regarding this Agreement or the transaction or research contemplated hereunder in which the other Party is identified, without giving the other Party the opportunity to review and comment on the press release. The Parties recognize the importance of announcing Commercial Option exercise and the achievement of Milestones, and that Adimab is entitled to disclose these occurrences; provided, however, that Adimab may disclose the identity of Surface but will not disclose the identity of any of Surfaces’ licensees, sublicensees or collaborators (if applicable) or the identity of the Target or the possible indication(s) (although the class of protein of the Target (but not the family) may be disclosed). Accordingly, the Parties hereby agree that each such event shall be publicly announced by the Parties if requested by Adimab, and the Parties shall mutually agree upon the text of a press release to announce each such event. Surface shall not

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DEVELOPMENT AND OPTION AGREEMENT

unreasonably withhold its consent to the manner in which Adimab proposes to make such disclosure. It is understood and agreed that Adimab sometimes issues press releases that group multiple achievements of the company, and that if Adimab chooses to group the initially approved text or the announcement of Commercial Option exercise and/or a milestone achievement under this Agreement with other accomplishments or events not relating to this Agreement, then the only portion of the press release into which the Surface shall have a consent right (such consent not to be unreasonably withheld), shall be those portions that relate to this Agreement.

6.7 Certain Data. Notwithstanding this Article 6, without disclosing Surface’s (or any of its Affiliates’ or licensees’, sublicensees’ or collaborators’) identity or the identity of the Target or the possible indication(s), or information making such identities or indications reasonably discernable (although the class of protein of the Target (but not the family) may be disclosed), or the sequence of any Program Antibody, in order to describe the general capabilities and performance of the Adimab platform, Adimab shall be entitled to disclose generally Program Antibody attributes , including the following: (a) Program Antibody binding affinities (KD), (b) expression range regarding Program Antibodies, and (c) germline distribution of Program Antibodies.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES.

7.1 Mutual. Each of Adimab and Surface hereby represents and warrants to the other of them that the representing and warranting Party is duly organized in its jurisdiction of incorporation; that the representing and warranting Party has the full power and authority to enter into this Agreement; that this Agreement is binding upon the representing and warranting Party; that this Agreement has been duly authorized by all requisite corporate action within the representing and warranting Party; and that the execution, delivery and performance by the representing and warranting Party of this Agreement and its compliance with the terms and conditions hereof does not and shall not conflict with or result in a breach of any of the terms and conditions of or constitute a default under (a) any agreement or other instrument binding or affecting it or its Affiliate or the property of either of them, (b) the provisions of its bylaws or other governing documents or (c) any order, writ, injunction or decree of any governmental authority entered against it or by which any of its property is bound.

7.2 Adimab. Adimab hereby represents, warrants and covenants to Surface that:

(a) [***]

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DEVELOPMENT AND OPTION AGREEMENT

(b) [***]

7.3 DISCLAIMER OF WARRANTIES. OTHER THAN THE EXPRESS WARRANTIES OF SECTIONS 7.1 AND 7.2, EACH PARTY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT ANY PRODUCTS DEVELOPED UNDER THIS AGREEMENT ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE OR THAT ANY PROGRAM PATENTS WILL ISSUE OR BE VALID OR ENFORCEABLE.

ARTICLE 8

INDEMNIFICATION

8.1 By Adimab. Adimab hereby agrees to indemnify, defend and hold harmless (collectively, “Indemnify”) Surface, its Affiliates and its and their directors, officers, agents and employees (collectively, “Surface Indemnitees”) from and against any and all liability, loss, damage or expense (including without limitation reasonable attorney’s fees) (collectively, “Losses”) they may suffer as the result of Third-Party claims, demands and actions (collectively, “Third-Party Claims”) arising out of or relating to (a) any breach of a representation or warranty or covenant made by Adimab under Article 7 or otherwise of this Agreement, or (b) arising out of or in connection with or attributable to Adimab’s negligence, gross negligence or willful misconduct in performance of any Research Plan, except to the extent of any Losses [***]

8.2 By Surface. Surface hereby agrees that it and its licensees and sublicensees shall Indemnify Adimab, its Affiliates and its and their directors, officers, agents and employees (collectively, “Adimab Indemnitees”) from and against any and all Losses they may suffer as the result of Third-Party Claims arising out of or relating to (a) any breach of a representation or warranty or covenant made by Surface under Article 7 or otherwise of this Agreement, (b) Surface’s research, testing, development, manufacture, use, sale, distribution, licensing and/or commercialization of Program Antibodies and/or Licensed Products (or Program-Benefited Antibodies or products incorporating them), (c) Target-related intellectual property (including Patents directed to antibodies based on their interaction with a Target), (d) Target-related or Surface Materials-related contractual obligations of Surface and its Affiliates, or (e) intellectual property applying to any Program Antibody based on its sequence or other characteristics (it being understood and agreed in accordance with Section 5 .4(c) that Adimab does not perform intellectual property searches on Program Antibodies (including sequence-

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DEVELOPMENT AND OPTION AGREEMENT

based searches) and this is the responsibility of Surface), except in each case to the extent of any Losses [***]

8.3 Procedures. Each of the foregoing agreements to Indemnify is conditioned on the relevant Adimab Indemnitees or Surface Indemnitees (i) providing prompt written notice of any Third-Party Claim giving rise to an indemnification obligation hereunder, (ii) permitting the indemnifying Party to assume full responsibility to investigate, prepare for and defend against any such Third-Party Claim, (iii) providing reasonable assistance in the defense of such claim at the indemnifying Party’s reasonable expense, and (iv) not compromising or settling such Third-Party Claim without the indemnifying Party’s advance written consent. If the Parties cannot agree as to the application of the foregoing Sections 8 .1 and 8 .2, each may conduct separate defenses of the Third-Party Claim, and each Party reserves the right to claim indemnity from the other in accordance with this Article 8 upon the resolution of the underlying Third-Party Claim.

8.4 Limitation of Liability. EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE 8 (INDEMNIFICATION) OR AS REGARDS A BREACH OF A PARTY’S RESPONSIBILITIES PURSUANT TO ARTICLE 6 (CONFIDENTIALITY; PUBLICITY), NEITHER PARTY NOR ITS RESPECTIVE AFFILIATES SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT,, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES HEREUNDER, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE.

ARTICLE 9

TERM.

9.1 Term. The term of this Agreement shall commence on the Effective Date and shall expire upon the later of (a) the earlier of (i) the expiration of the Commercial Option(s) and Research Option(s) (if they expire without being exercised), and (ii) expiration of 12 months from the Effective Date without Surface providing Surface Materials that successfully pass Adimab’s QC; or (b) if at least one Research Option has been exercised but no Commercial Option has been exercised, upon the expiration of the last to expire Research License Term; or (c) on a country-by-country and Licensed Product-by-Licensed Product basis on the expiration of the last Royalty Term for a Licensed Product in the particular country, in each case, unless earlier terminated by a Party as set forth below in this Article 9. On expiration under (c) in a particular country, the license of Section 3.3(b)(ii) for the corresponding Licensed Product and its Licensed Antibody shall automatically convert to be perpetual, irrevocable, non-exclusive and fully-paid up in such country.

9.2 Material Breach.

(a) Either Party may terminate this Agreement for the material breach of this Agreement by the other Party, if such breach remains uncured [***] days following notice from the non-breaching Party to the breaching Party specifying such breach.

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DEVELOPMENT AND OPTION AGREEMENT

(b) For Targets for which the Commercial Option or Research Option has been exercised, the foregoing Section 9.2(a) applies on a Target-by-Target basis to the extent that a breach relates to specific Targets, and such termination shall be applicable to only those Targets (and its associated Patents, Licensed Antibodies, Licensed Research Antibodies, and Licensed Products) to which the uncured the material breach relates.

(c) If there is a good faith dispute as to the existence or cure of a breach or default pursuant to Section 9.2(a), all applicable cure periods will be tolled during the existence of such good faith dispute and no termination for a breach which is disputed in good faith will become effective until such dispute is resolved pursuant to the process set forth in Section 10.2 and a [***] day cure period offered thereafter.

9.3 Termination for Convenience. Surface may terminate this Agreement in its entirety on [***] prior written notice to Adimab. On a Target-by-Target basis, after Commercial Option or Research Option exercise, Surface may also terminate this Agreement as to all Licensed Antibodies, Licensed Research Antibodies and Licensed Products to a particular Target by [***] prior written notice to Adimab.

9.4 Commitments Regarding Program-Benefited Antibodies. The Parties intend that if Surface, its licensees, or its sublicensees, or the Affiliate of any of the foregoing, will pursue any Program-Benefited Antibodies, they shall do so under this Agreement paying fees to Adimab as provided in Article 4. This Agreement gives Surface, its licensee, its sublicensee or the Affiliate of any of the foregoing the right to modify the Program Antibodies, by including modified versions of them and derivatives of them in the definition of “Licensed Antibodies” provided above. Surface, its licensee, its sublicensee or the Affiliate of any of the foregoing shall even be entitled to choose to pursue or use information obtained under this Agreement from Adimab to pursue an antibody not covered by the Program Antibody Patents, but only if Surface, its licensee, its sublicensee or the Affiliate of any of the foregoing treats the pursued antibody as milestone- and royalty-bearing under this Agreement to the extent such pursued antibody is a Program-Benefited Antibody. The Parties intend that Surface, its licensee, its sublicensee or the Affiliate of any of the foregoing shall not develop or commercialize a Program-Benefited Antibody, except in accordance with this Agreement (including exercising the Commercial Option and paying Adimab the Commercial Option Fee, Milestone Payments and royalties on the Program-Benefited Antibody product as (or as if) a Licensed Product under this Agreement). Accordingly, even if this Agreement expires or terminates (other than an expiration under Section 9.1 following a Commercial Option exercise after all Royalty Terms have expired for the applicable Program-Benefited Antibody or Licensed Product), Surface hereby covenants that Surface, its licensees and sublicensees and the Affiliates of any of the foregoing (a) shall not research, develop or commercialize any Program-Benefited Antibody or Licensed Product containing such an antibody except as a Licensed Product under this Agreement, and (b) shall not license or otherwise grant rights to any entity to do the foregoing.

9.5 Survival in All Cases. Termination of this Agreement shall be without prejudice to or limitation on any other remedies available to nor any accrued obligations of either Party. In addition, Sections 2.3, 2.4, 2.5, 2.6, 3.5, 4.7 through 4.15 (with respect to payment obligations outstanding or having accrued as the effective date of termination or expiration), 5.1, 5.2, 5.4, 5.6, and 7.3, and Articles 1, 6, 8, 9 and 10 shall survive any expiration or termination of this

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DEVELOPMENT AND OPTION AGREEMENT

Agreement. Further, upon termination of this Agreement by either Party under Section 9.2 or 9.3, Surface, its licensees and sublicensees, and their Affiliates will no longer develop or commercialize any Licensed Antibody or Licensed Product (subject to Section 9.2(b) for partial terminations).

9.6 Survival of Sublicenses. In the event that the licenses granted to Surface under this Agreement are terminated, any granted sublicenses to Third Parties will remain, at any such Third Party’s election, in full force and effect; provided, that the sublicense agreement is consistent with the terms of this Agreement, the sublicensee is not then in breach of its sublicense agreement, and such Third Party agrees to be bound to Adimab as a licensor under the terms and conditions of this Agreement (including payment obligations as reflected in this Agreement with respect to Adimab ). In such event, Adimab will negotiate and enter into an appropriate license agreement with such Third Party incorporating the terms and conditions of this Agreement.

9.7 Bankruptcy. All licenses and rights to licenses granted under or pursuant to this Agreement by Adimab to Surface are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that Surface, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that that upon commencement of a bankruptcy proceeding by or against Adimab under the Bankruptcy Code, Surface will be entitled to a complete duplicate of, or complete access to (as Surface deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to Surface (a) upon any such commencement of a bankruptcy proceeding and upon written request by Surface, unless Adimab elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of Adimab and upon written request by the Surface. Adimab (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by Surface or its Affiliates of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist Surface and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for Surface to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights Surface may have arising under the Bankruptcy Code or other applicable law. Notwithstanding the foregoing in this Section 9. 7, nothing in this Section 9. 7 shall be read to entitle Surface to obtain disclosure of or access to Adimab Platform Technology (including Adimab Platform Technology Improvements), whether or not as an “embodiment,” “update,” or otherwise, at any time, and Surface shall not under any circumstances notwithstanding anything express or implied in this Agreement be entitled to disclosure of Adimab Platform Technology or Adimab Platform Technology Improvements.

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DEVELOPMENT AND OPTION AGREEMENT

9.8 Return of Adimab Materials. Except as otherwise provided in Section 2.4, on a Target-by-Target basis, Surface shall either return to Adimab or destroy all Adimab Materials (other than Adimab Materials relating to Licensed Antibodies) upon expiration or termination of the Evaluation Term without any Commercial Option or Research Option being exercised, and all Adimab Materials on expiration (other than for any Licensed Product and the corresponding Licensed Antibody an expiration under Section 9 .1 following a Commercial Option exercise and after all Royalty Terms for such Licensed Product have expired) or termination of this Agreement.

ARTICLE 10

MISCELLANEOUS.

10.1 Independent Contractors. The Parties shall perform their obligations under this Agreement as independent contractors. Nothing contained in this Agreement shall be construed to be inconsistent with such relationship or status. This Agreement and the Parties’ relationship in connection with it shall not constitute, create or in any way be interpreted as a joint venture, fiduciary relationship, partnership or agency of any kind.

10.2 Dispute Resolution.

(a) Initial Dispute Resolution. Either Party may refer any dispute in connection with this Agreement (“Dispute”) not resolved by discussion of the BD/Contract Liaisons to senior executives of the Parties (for Adimab, its CEO or his designee and for Surface, its CEO or his designee) for good-faith discussions over a period of not less than sixty (60) days (the “Senior Executives Discussions”). Each Party will make its executives reasonably available for such discussions.

(b) Disputes Not Resolved Between the Parties. If the Parties are unable to resolve the dispute through the Senior Executives Discussions within such sixty (60) days, then either Party may, as the sole and exclusive means for resolving disputes under this Agreement, proceed to demand confidential arbitration by written notice to the other Party and making a filing with the AAA in accordance with Section 10.2(c). For clarity, each Party hereby acknowledges that both the fact of and nature of a dispute is the Confidential Information of both Parties, and any disclosure of the fact of or the nature of such a dispute would be highly damaging to the non-disclosing Party.

(c) Arbitration.

(i) Any Dispute referred for arbitration shall be finally resolved by binding arbitration in accordance with the most applicable rules of the American Arbitration Association (“AAA”) and judgment on the arbitration award may be entered in any court having jurisdiction.

(ii) The arbitration shall be conducted by a panel of three (3) people experienced in the business of biopharmaceuticals. If the issues in dispute involve scientific, technical or commercial matters, then any arbitrator chosen under this Agreement shall have educational training and/or industry experience sufficient to demonstrate a reasonable level of relevant scientific, technical and commercial knowledge as applied to the pharmaceutical industry. If the issues in dispute involve patent matters, then at least one (1) of the arbitrators

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DEVELOPMENT AND OPTION AGREEMENT

shall be a licensed patent attorney or otherwise knowledgeable about patent law matters. Within [***] days after a Party demands arbitration, each Party shall select one person to act as arbitrator, and the two Party-selected arbitrators shall select a third arbitrator within [***] days after their own appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, then the third arbitrator shall be appointed by the AAA. The place of arbitration shall be Boston, Massachusetts. All proceedings and communications as part of the arbitration shall be in English. Following selection of the third arbitrator, the arbitrators shall complete the arbitration proceedings and render an award within [***] months after the last arbitrator is appointed.

(iii) Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees or arbitration, unless in each case the arbitrators agree otherwise, which they are hereby empowered, authorized and instructed to do if they determine that to be fair and appropriate.

(iv) Except to the extent necessary to confirm an award or as may be required by law, regulation, or the requirement of any exchange on which a Party’s shares are traded, neither Party shall disclose the existence, content or results of an arbitration under this Agreement without the prior written consent of the other Party.

(v) In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the subject matter of the Dispute would be barred by the applicable statute of limitations under New York law.

10.3 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, excluding its conflicts of laws principles; provided, however, that matters of Patent law will be determined in accordance with the United States federal law. Any and all judicial resolutions of disputes in connection with this Agreement shall be in federal or state court located in Massachusetts, and each Party hereby consents to the jurisdiction and venue of such courts, and waives all defenses it may have to such jurisdiction and venue, including that the court cannot assert personal jurisdiction over the defendant and forum non conveniens.

10.4 Entire Agreement. This Agreement (including its Exhibits) set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the Parties with respect to such subject matter (including that certain Mutual Confidentiality Agreement between the Parties dated March 27, 2014). No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

10.5 Assignment. Neither Party may assign in whole or in part this Agreement without the advance written consent of the other Party, except as set forth in the following sentence. Either Party may assign this Agreement in its entirety to the successor to all or substantially all of its stock or assets to which this Agreement relates in connection with its merger with, or the sale of all or substantially all of its stock or assets to which this Agreement

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DEVELOPMENT AND OPTION AGREEMENT

relates to, another entity, regardless of the form of the transaction (including any Change of Control). In addition, Adimab may assign this Agreement or any of its rights under this Agreement, in connection with the sale of, monetization of, transfer of, or obtaining financing on the basis of the payments due to Adimab under this Agreement or debt or project financing in connection with this Agreement. Also, Surface may assign its rights and obligations under this Agreement on a Target-by-Target basis, at any time after Commercial Option exercise for the particular Target, to any entity to which Surface assigns all or substantially all of its assets with respect to such Target (and its related Patents, Licensed Antibodies and Licensed Products); provided, however, [***] Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Notwithstanding the foregoing, Adimab may not assign or otherwise transfer (by operation of law or otherwise) this Agreement if the assignee does not assume all of Adimab’s obligations under this Agreement or Adimab does not remain bound to perform all obligations that are not assigned to the assignee. Any assignment of this Agreement not made in accordance with this Agreement is prohibited hereunder and shall be null and void.

10.6 Severability. If one or more of the provisions in this Agreement are deemed unenforceable by law, then such provision shall be deemed stricken from this Agreement and the remaining provisions shall continue in full force and effect.

10.7 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by a Force Majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the nonperforming Party takes reasonable efforts to remove the condition, but no longer than [***] whereupon the other Party may assert breach by the nonperforming Party.

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DEVELOPMENT AND OPTION AGREEMENT

10.8 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, delivered by express delivery service or personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

If to Adimab:

Adimab, LLC

7 Lucent Drive

Lebanon, NH 03766

Attention: General Counsel

with a required copy to:

Attention: Head, Business Development at the same address.

In the case of Surface:

Surface Oncology, Inc.

25 First Street

Suite 303

Cambridge, MA 02141

Attn: Chief Executive Officer

10.9 Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

10.10 Headings. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on, nor to be used to interpret, the meaning of the language contained in the particular article or section.

10.11 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the subsequent enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time executed by an authorized officer of the waiving Party.

10.12 Performance by Affiliates. A Party may perform some or all of its obligations under this Agreement through Affiliate(s) or may exercise some or all of its rights under this Agreement through Affiliates, or in the case of Adimab, Controlled Contractors, which will be treated as “Affiliates” for purposes of this Section 10.12. However, each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of

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DEVELOPMENT AND OPTION AGREEMENT

the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in Article 6, and shall (to avoid doubt) be subject to the intellectual property assignment and other intellectual property provisions of Article 5 as if they were the original Party to this Agreement (and be deemed included in the actual Party to this Agreement for purposes of all intellectual property-related definitions). A Party and its Affiliates shall be jointly and severally liable for their performance under this Agreement.

10.13 Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to be one and the same instrument. In addition, signatures may be exchanged by facsimile or PDF.

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DEVELOPMENT AND OPTION AGREEMENT

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

SURFACE ONCOLOGY, INC.:		ADIMAB, LLC:

By:	/s/ Joshua Resnick	By:	/s/ Errik Anderson
Title:	President	Title:	COO
Date:	7/6/14	Date:	7/2/14

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DEVELOPMENT AND OPTION AGREEMENT

EXHIBITS LIST

A – TARGET QUESTIONNAIRE

B – FORM OF RESEARCH PLAN

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Partner Target Questionnaire

Selection of Human Antibodies Binding To Target

Adimab Confidential - Sample Work Plan

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Partner Completed Target Questionnaire

Information you are able to provide about your target will help Adimab design a customized selection strategy and detailed work plan. This will ultimately allow Adimab to deliver antibodies that fit your desired properties.

Overview

The primary factors that determine the successful outcome of an IgG library screen are

(i)	the quality of the antibody library

(ii)	the quality and consistency of the antigens used in the selection process

While Adimab has taken extensive steps to ensure the quality of its libraries, the antigen used to interrogate our library is provided by the Partner and must be properly characterized to meet screening requirements. Adimab has compiled the following set of criteria to help ensure the quality of the antigen(s) used in the selection process which will ultimately lead to a successful campaign. Any additional information the Partner can provide relating to your antigen is valuable. When multiple forms of the antigen are available, and are used in the selection, it increases the potential success of the campaign. As an example, an RTK-ECD can be supplied as both an Fc-fusion protein and as a tagged monomeric protein, or produced and purified using preferred host expression systems and purification tags.

Target (sample answers provided below in blue)

•	What is the nature of your target (e.g., extracellular domain of a membrane protein)?

•	Serum enzyme

•	Does your target protein have an affinity tag?

•	If yes, what tag?

•	C-terminus His-tag

•	Are you aware of any post-translational modification to your target protein (e.g., N-glycosylation, O-glycosylation or phosphorylation)?

•	None

•	Is your target a chimeric protein (e.g., Fc-fusion protein)?

•	No

•	Does your target protein interact with other proteins or form complexes?

•	Yes

•	Does your target exist naturally as a monomer, dimer, trimer, etc.?

•	Target is naturally monomeric

•	Is your target available in multiple formats (e.g., monomeric, dimeric, multiple tags, etc.)?

•	No

•	How stable is your target protein (e.g., stability @ 4°C, freeze thaw cycle data)?

•	Stable at +4°C for months

•	Do you have access to 10 nmol quantities (e.g., ~1 mg of 75 kDa protein) of your target protein?

•	Yes

Adimab Confidential - Sample Work Plan

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•	Do you have cell-based or other assays to determine the bioactivity of your target?

•	Yes, there are cell-based assays in place

•	Is cross-reactivity of your final antibody essential (e.g., cross-reactivity to murine, cynomolgus or macaque target)?

•	Cross-reactivity to murine and macaca ortholog mandatory

•	If yes, what is the homology between antigens?

•	Specificity versus family members is mandatory. Family members are also available

Mode of action

•	Could you describe the profile of your “ideal antibody” (e.g., affinity, specificity, mechanism of action, expressability, etc.)?

•	Affinity to human and murine targets: KD ≤ 10 nM and koff ≤ 5x10-4s-1

•	Specificity: selective versus family members and cross reactive with murine and macaca targets. Competes with control mAb provided

•	Do you wish to disrupt a protein-protein interaction (e.g., a receptor-ligand interaction or dimerization)?

•	We do not know at this stage

•	Do you have an existing antibody (murine or other) that binds to your target?

•	Yes

•	If yes, does the antibody have the “biology” you are looking for?

•	We have already mAbs close to what we are looking for, that we’ll use internally for comparison

•	Are you looking to discover an antibody against a known epitope?

•	No

•	Can you describe the desired biological mode of action for the antibodies to be discovered?

•	No

•	What in vitro and in vivo screening assays are you planning to do in-house with purified IgGs discovered by Adimab?

•	Is ADCC expected to be important?

•	ADCC not important

Adimab Confidential - Sample Work Plan

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Work Plan

Human Antibodies Binding To

Goal:

Adimab Confidential - Work Plan

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TABLE OF CONTENTS

Profile of Desired Antibody

SECTION A - RESEARCH PLAN

Research Materials Provided by Partner

Overview of Project

Phase 1: Reagent Generation

Phase 2: Naïve Selection and Characterization of Human Antibodies Binding To Target

Phase 3: Assessment of IgGs

Phase 4: Optimization of nominated IgGs

Phase 5: Analysis of IgGs

Phase 6: Scaling of IgGs or Fabs

Adimab Confidential - Work Plan

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Profile of Desired Antibody

Adimab Confidential - Work Plan

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Section A: RESEARCH PLAN

Research Materials

Adimab Confidential - Work Plan

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Overview of Project Flow

Adimab Confidential - Work Plan

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Phase 1: Reagent Generation

Adimab Confidential - Work Plan

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Phase 2: Naïve Selection and Characterization of Human Antibodies Binding To Target

Adimab Confidential - Work Plan

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Phase 3: Assessment of IgGs

Adimab Confidential - Work Plan

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Phase 4: Optimization of nominated IgGs

Adimab Confidential - Work Plan

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Phase 5: Analysis of IgGs

Adimab Confidential - Work Plan

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Phase 6: Scaling of IgGs or Fabs

Adimab Confidential - Work Plan

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AMENDMENT NUMBER ONE

TO THE

DEVELOPMENT AND OPTION AGREEMENT

THIS AMENDMENT NUMBER ONE (“this “Amendment”) dated December 18, 2015, amends the DEVELOPMENT AND OPTION AGREEMENT (the “Agreement”) dated July 3, 2014 by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Surface Oncology, Inc., a Delaware corporation having an address at 25 First Street, Suite 303, Cambridge, MA 02141 (“Surface”). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Agreement.

BACKGROUND

WHEREAS, in the absence of this Amendment, the Discovery Term in the Agreement would expire on [***]

WHEREAS, Adimab and Surface each desire to extend the Discovery Term until [***]

Now, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Surface hereby agree as follows:

1. The definition of “Discovery Term” set forth in Section 1.22 of the Agreement is hereby deleted and replaced with the following:

“Discovery Term” means the term beginning on the Effective Date and ending on [***]

2. All other terms and conditions of the Agreement remain in full force and effect.

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IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

SURFACE ONCOLOGY, INC.:		ADIMAB, LLC:

By:	/s/ Scott Chappel	By:	/s/ Tillman Gerngross
Title:	CTO	Title:	CEO and Co-Founder
Date:	12/18/15	Date:	12/18/2015

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AMENDMENT NUMBER TWO

TO THE

DEVELOPMENT AND OPTION AGREEMENT

THIS AMENDMENT NUMBER Two (“this “Amendment”) dated August 31, 2016, amends the DEVELOPMENT AND OPTION AGREEMENT (the “Agreement”) dated July 3, 2014 by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Surface Oncology, Inc., a Delaware corporation having an address at 25 First Street, Suite 303, Cambridge, MA 02141 (“Surface”), as previously amended by Amendment Number One dated December 18, 2015. All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Agreement.

BACKGROUND

WHEREAS, Section 3.3(a) allows Surface, during the Evaluation term and on a Target-by-Target basis, to exercise a Commercial Option to designate up to ten (10) Program Antibodies as Licensed Antibodies through the payment of the Commercial Option Fee;

WHEREAS, Adimab and Surface desire to increase the number of Program Antibodies which may be designated as Licensed Antibodies;

WHEREAS, Adimab and Surface each desire to allow Surface to exercise the Commercial Option with respect to a subset of the Program Antibodies prior to the end of the Evaluation Term for partial payment of the Commercial Option Fee, with the understanding that prior to the end of the Evaluation Term, Surface shall either (i) pay the remainder to the Commercial Option Fee and designate the remainder of the Licensed Antibodies or (ii) fail to make such payment, in which case there shall be no refund of the portion of the Commercial License Fee already paid and Surface shall be deemed to have never exercised the Commercial Option with respect to such Target.;

Now, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Surface hereby agree as follows:

1. Section 3.3(a) (Commercial Option) of the Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.3(a) Commercial Option. On a Target-by-Target basis, Adimab hereby grants to Surface the exclusive option (for each Target, a “Commercial Option”) to obtain the licenses of Section 3.3(b) for Licensed Antibodies to the Target, exercisable by payment of the Commercial Option Fee with respect to such Target to Adimab on or before the expiry of the Evaluation Term. Surface shall, in its written notice to exercise the Commercial Option for a Target, specify up to twenty (20) Program-Benefited Antibodies against the Target as the “Licensed Antibodies.” Upon such Commercial Option exercise, Adimab will provide to Surface sufficient materials to allow Surface to express any such Licensed Antibodies that were generated in the Research Program. Notwithstanding the foregoing, Surface may elect to partially exercise the Commercial Option by paying sixty five percent (65%) of the Commercial Option Fee and designating up to ten (10) Program-Benefited Antibodies as Licensed Antibodies; provided, however, that prior to the expiration of the Evaluation Term, Surface shall either (i) pay the remaining thirty five percent (35%) of the Commercial Option Fee and, at any time prior to the expiration of the Evaluation Term (even if after payment of the remaining thirty five

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

percent (35%) of the Commercial Option Fee) designate additional Program-Benefited Antibodies as Licensed Antibodies such that the total number of Licensed Antibodies does not exceed twenty (20) or (ii) fail to pay the remaining thirty five percent (35%) of the Commercial Option Fee, in which case the Commercial Option shall be deemed not to have been exercised with respect to such Target and no Program-Benefited Antibodies against such shall be deemed Licensed Antibodies from that point forward.

2. Section 4.3(a) (Commercial Option) of the Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.3 Commercial Option Fee. In order to exercise the Commercial Option under Section 3.3(a) for a Target, Surface shall pay to Adimab a non-creditable, nonrefundable option exercise fee of [***] for each such Target (each, a “Commercial Option Fee”).

3. All other terms and conditions of the Agreement remain in full force and effect.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

SURFACE ONCOLOGY, INC.:		ADIMAB, LLC:

By:	/s/ Detlev M. Biniszkiewicz	By:	/s/ Tillman Gerngross
Title:	CEO & PRESIDENT	Title:	CEO
Date:	8/31/2016	Date:	8/31/2016

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NUMBER THREE

TO THE

DEVELOPMENT AND OPTION AGREEMENT

THIS AMENDMENT NUMBER THREE (“this “Amendment”) dated June 23, 2017, amends the DEVELOPMENT AND OPTION AGREEMENT (the “Agreement”) dated July 3, 2014, as amended by Amendment Number 1, dated December 18, 2015, and Amendment Number 2, dated August 31, 2016, by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Surface Oncology, Inc., a Delaware corporation having an address at 25 First Street, Suite 303, Cambridge, MA 02141 (“Surface”). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Agreement.

BACKGROUND

WHEREAS, in the absence of this Amendment, the Discovery Term in the Agreement would expire on [***]

WHEREAS, Adimab and Surface each desire to extend the Discovery Term until [***]

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Surface hereby agree as follows:

1. The definition of “Discovery Term” set forth in Section 1.22 of the Agreement is hereby deleted and replaced with the following:

“Discovery Term” means the term beginning on the Effective Date and ending on [***]

2. All other terms and conditions of the Agreement remain in full force and effect.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

SURFACE ONCOLOGY, INC.:		ADIMAB, LLC:

By:	/s/ Nicholas Buffinger	By:	/s/ Tillman Gerngross
Title:	V.P., Corporate Development & IP Strategy	Title:	CEO
Date:	June 23, 2017	Date:	6/23/2017

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NUMBER FOUR

TO THE

DEVELOPMENT AND OPTION AGREEMENT

THIS AMENDMENT NUMBER FOUR (“this “Amendment”) dated September 20, 2017, amends the DEVELOPMENT AND OPTION AGREEMENT (the “Agreement”) dated July 3, 2014, as amended by Amendment Number 1, dated December 18, 2015, Amendment Number 2, dated August 31, 2016, and Amendment Number 3, dated June 23, 2017, by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Surface Oncology, Inc., a Delaware corporation having an address at 50 Hampshire Street, 8th Floor, Cambridge, MA 02139 (“Surface”). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Agreement.

BACKGROUND

WHEREAS, the Parties wish to clarify that Surface does not owe [***] Milestone Payments or Royalty Payments with respect to a [***] Licensed Products which contain [***] Program Antibodies, [***]

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Surface hereby agree as follows:

1. The following new Section 4.6(d) is added immediately before Section 4.7 (Quarterly Payment Timings):

(d) Milestone Payments and Royalty Payments for Certain [***] In the event that a single Licensed Product contains [***] Program Antibodies, [***] then (i) Surface shall owe only one Milestone Payment for the achievement of a given Milestone Event with respect to such Licensed Product, and (ii) Surface shall owe only one Royalty Payment with respect to any specific portion of Net Sales of such Licensed Product.

2. All other terms and conditions of the Agreement remain in full force and effect.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

SURFACE ONCOLOGY, INC.:		ADIMAB, LLC:

By:	/s/ Nicholas Buffinger	By:	/s/ Guy Van Meter
Title:	V.P., Corporate Development & IP Strategy	Title:	SVP Business Development
Date:	September 20, 2017	Date:	9/21/17